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                                                                    EXHIBIT 10.2


           FORM OF CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

         THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of February ____, 2001, is entered into by and among Williams Energy Partners L.P., a Delaware limited partnership (the "MLP"); Williams OLP, L.P., a Delaware limited partnership (the "OLP"); Williams GP LLC, a Delaware limited liability company ("GP LLC"); Williams Energy Services, LLC, a Delaware limited liability company ("WES"); Williams Natural Gas Liquids, Inc., a Delaware corporation ("WNGL"); Williams NGL, LLC, a Delaware limited liability company ("WNGL LLC"); Williams Terminals Holdings, L.P., a Delaware limited partnership ("Terminals LP"); Williams Terminals Holdings, L.L.C., a Delaware limited liability company ("WTH LLC"); Williams Ammonia Pipeline, L.P., a Delaware limited partnership ("WAP LP"); and Williams Bio-Energy, LLC ("WBE LLC"), a Delaware limited liability company.

                                    RECITALS

                  WHEREAS, WES and GP LLC have formed the MLP pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"), for the purpose of acquiring, owning and operating the assets of Williams Energy Ventures, Inc., a Delaware corporation ("WEV"), and subsidiaries of WEV and WNGL used in storage, transportation and distribution of refined petroleum products and ammonia except for the Excluded Assets, as hereinafter defined;

                  WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:

         1. WES has formed GP LLC, a Delaware limited liability company, and contributed $1,000 in exchange for all of the membership interests in GP LLC;

         2. WES and GP LLC have formed the MLP to which WES contributed $990 in exchange for a 99% limited partner interest, and GP LLC contributed $10 in exchange for a 1% general partner interest in the MLP;

         3. GP LLC and the MLP have formed the OLP to which GP LLC contributed $10.10 in exchange for a 1.0101% general partner interest and the MLP contributed $989.90 in exchange for a 98.9899% limited partner interest in the OLP;

         4. WEV has formed WBE LLC and contributed $1,000 in exchange for all of the membership interests in WBE LLC; and

         5. WNGL has formed WNGL LLC and contributed $1,000 in exchange for all of the membership interests in WNGL LLC;

                  WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:

         1. WES will contribute 1% of the stock of WEV to GP LLC as a capital contribution and WEV will file articles of conversion to convert itself into Terminals LP designating GP LLC as the 1% general partner and WES as the 99% limited partner.

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         2. Terminals LP will contribute the Excluded Assets to WBE LLC and WBE
         LLC will assume all liabilities associated with such assets.

         3. Terminals LP will distribute 99% of its interest in WBE LLC to WES and 1% of its interest in WBE LLC to GP LLC and, in turn, GP LLC will distribute its interest in WBE LLC to WES.

         4. WNGL will contribute .001% of the stock of Williams Ammonia Pipeline, Inc., a Delaware corporation ("WAPI") to WNGL LLC, and WAPI will file articles of conversion to convert itself into WAP LP designating WNGL LLC as the .001% general partner and WNGL as the 99.999% limited partner.

         5. WNGL will contribute its interest in WNGL LLC and a _________ percent (___%) interest in WAP LP to GP LLC in exchange for a _________ percent (___%) interest in GP LLC.

         6. WES will contribute a _________ percent (___%) interest in Terminals LP to GP LLC in exchange for a _________ percent (___%) additional interest in GP LLC.

         7. WNGL will contribute its remaining _________ percent (___%) interest in WAP LP; WES will contribute its remaining _________ percent (___%) interest in Terminals LP; and GP LLC will contribute (a) a _________ percent (___%) interest in WAP LP and a _________ percent (___%) interest in Terminals LP and (b) its remaining _________ percent (___%) interest in WNGL LLC to the OLP, all in exchange for (x) an OLP limited partner interest, (y) an OLP limited partner interest and (z) a 1.0101% OLP general partner interest, respectively.

         8. The OLP will contribute a .001% interest in Terminals LP to WNGL LLC as a capital contribution and that interest will become a general partner interest in Terminals LP.

         9. The OLP will borrow $90,100,000 on a nonrecourse basis (to GP LLC).

         10. The Agreements of Limited Partnership of each of the following will be amended and restated to reflect the applicable matters set forth above and in Articles II and IV of this Agreement:

                  (a)      the MLP; and

                  (b)      the OLP.

         11. The Limited Liability Company Agreements of each of the following will be amended to reflect the applicable matters set forth in Articles II and IV of this Agreement:

                  (a)      Wiljet;

                  (b)      NE LLC;

                  (c)      WNGL LLC;

                  (d)      WPH LLC; and

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                  (e)  WTH LLC.

                  NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                    ARTICLE I
                      Definitions; Concurrent Transactions

           1.1 Definitions. The following capitalized terms shall have the meanings given below.

                  "Agreement" means this Contribution, Conveyance and Assumption Agreement.

                  "Common Units" means common limited partner interests in the MLP.

                  "Conveyance, Assignment and Bill of Sale" means a Conveyance, Assignment and Bill of Sale in recordable form from Terminals LP to WBE LLC conveying the Excluded Assets, the form of which is attached hereto as Exhibit A.

                  "Delaware Act" has the meaning assigned to such term in the Recitals to this Agreement.

                  "Effective Time" means 12:01 a.m. Eastern Standard Time on _____________, 2001.

                  "Excluded Assets" means all of Terminals LP's interest in and to the following matters:

                           (a) the real property and other property interests
                  described in that certain Conveyance, Assignment and Bill of Sale of even date herewith from Terminals LP to WBE LLC including (i) the United terminal facility at the Phoenix, Arizona airport, (ii) its Aurora, Ohio petroleum products terminal facility located at 1521 South Chillicothe, Aurora, Ohio and (iii) miscellaneous office furnishings, network hardware, network software, and certain tenant finish on the 36th floor of the building located at One Williams Center, Tulsa, Oklahoma (herein all matters in this clause [a] being collectively called the "Terminals LP Real and Personal Assets");

                           (b) Williams Ethanol Services Inc. ("WESI");

                           (c) Remaining fifty percent (50%) membership interest
                  in Wiljet, L.L.C., a Delaware limited liability company ("Wiljet"); and

                           (d) Remaining seventy-one percent (71%) membership
                  interest in Nebraska Energy, L.L.C. ("NE LLC").

                  "GP LLC" shall have the meaning assigned to such term in the first paragraph of this Agreement.

                  "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

                  "MLP" shall have the meaning assigned to such term in the first paragraph of this Agreement.

                  "NE LLC" shall have the meaning assigned to such term in the definition of "Excluded Assets".


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                  "OLP" shall have the meaning assigned to such term in the
first paragraph of this Agreement.

                  "OLP Aggregate Interests" shall have the meaning assigned to such term in Section 2.25.

                  "OLP Interest of WNGL" shall have the meaning assigned to such term in Section 2.18.

                  "OLP Interest of WES" shall have the meaning assigned to such term in Section 2.19.

                  "Option" shall have the meaning assigned to such term in
Section 3.03.

                  "Partial Terminals LP Interest of WES" shall have the meaning assigned to such term in Section 2.11.

                  "Partial WAP LP Interest of WNGL" shall have the meaning assigned to such term in Section 2.10.

                  "Remaining Terminals LP Interest of WES" shall have the meaning assigned to such term in Section 2.13.

                  "Remaining WAP LP Interest of WNGL" shall have the meaning assigned to such term in Section 2.12.

                  "Restriction" shall have the meaning assigned to such term in
Section 9.2.

                  "Restriction-Asset" shall have the meaning assigned to such term in Section 9.2.

                  "Specific Conveyances" shall have the meaning assigned to such term in Section 2.26.

                  "Subordinated Units" means subordinated limited partner interests in the MLP.

                  "Terminals LP" shall have the meaning assigned to such term in the first paragraph of this Agreement.

                  "Terminals LP Assumed Liabilities" means all of Terminals LP liabilities arising from or relating to the Terminals LP Real and Personal Assets, as of the Effective Time, of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Terminals LP as of the Effective Time.

                  "Terminals LP Interest in Wiljet" shall have the meaning assigned to such term in Section 2.4.

                  "Terminals LP Interest in NE LLC" shall have the meaning assigned to such term in Section 2.5.

                  "Terminals LP Partial Interest of the OLP" shall have the meaning assigned to such term in Section 2.15.

                  "Terminals LP Real and Personal Assets" shall have the meaning assigned to such term in the definition of "Excluded Assets".

                  "WAP LP and Terminals LP Interests of GP LLC" shall have the meaning assigned to such term in Section 2.17.



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                  "WAP LP and Terminals LP Interests of the MLP" shall have the meaning assigned to such term in Section 2.20.

                  "WAPI" shall have the meaning assigned to such term in the Recitals to this Agreement. "WAPI Stock" shall have the meaning assigned to such term in Section 2.8.

                  "WAP LP" shall have the meaning assigned to such term in the first paragraph of this Agreement.

                  "WBE LLC" shall have the meaning assigned to such term in the first paragraph of this Agreement.

                  "WBE LLC Interest of GP LLC" shall have the meaning assigned to such term in Section 2.7.

                  "WBE LLC Interest of Terminals LP" shall have the meaning assigned to such term in Section 2.6.

                  "WESI" shall have the meaning assigned to such term in the definition of "Excluded Assets".

                  "WESI Stock" shall have the meaning assigned to such term in
Section 2.3.

                  "WEV" shall have the meaning assigned to such term in the Recitals to this Agreement.

                  "WEV Stock" shall have the meaning assigned to such term in
Section 2.1.

                  "Wiljet" shall have the meaning assigned to such term in the definition of "Excluded Assets".

                  "WNGL" shall have the meaning assigned to such term in the first paragraph of this Agreement.

                  "WNGL LLC" shall have the meaning assigned to such term in the first paragraph of this Agreement.

                  "WNGL LLC Interest of WNGL" shall have the meaning assigned to such term in paragraph 2.9 of this Agreement.

                  "WPH LLC" means Williams Pipelines Holdings, L.L.C., a Delaware limited liability company.

                  "WPH LLC and WTH LLC Interests" shall have the meaning assigned to such term in paragraph 2.24 of this Agreement.

                  "WTH LLC" shall have the meaning assigned to such term in the first paragraph of this Agreement.

            1.2 Recordation of Evidence of Ownership of Assets. In connection with the conversions and mergers under the Delaware Act that are referred to in the recitals to this Agreement, the parties to this Agreement acknowledge that certain jurisdictions in which the assets of the applicable parties to such conversions and mergers are located may require that documents be recorded by the entities resulting from such conversions and mergers in order to evidence title in such entities. All such


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documents shall evidence such new ownership and are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth.

                                   ARTICLE II
                 CONTRIBUTIONS OF VARIOUS ASSETS AND PARTNERSHIP

                     AND LIMITED LIABILITY COMPANY INTERESTS

         2.1 Contribution of WEV Common Stock by WES to GP LLC. WES hereby grants, contributes, transfers and conveys to GP LLC, its successors and assigns, all right, title and interest in and to one percent (1%) of the common stock of WEV equal to [___] shares of such common stock (the "WEV Stock"), and GP LLC hereby accepts the WEV Stock as a contribution to the capital of GP LLC.

             TO HAVE AND TO HOLD the WEV Stock unto GP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.2 Contribution by Terminals LP to WBE LLC of the Terminals LP Real and Personal Assets. Terminals LP hereby grants, contributes, transfers, assigns and conveys to WBE LLC, its successors and assigns, for its and their own use forever, all right, title and interest of Terminals LP in and to the Terminals LP Real and Personal Assets, and WBE LLC hereby accepts the Terminals LP Real and Personal Assets, as a contribution to the capital of WBE LLC.

             TO HAVE AND TO HOLD the Terminals LP Real and Personal Assets unto WBE LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.3 Contribution by Terminals LP to WBE LLC of WESI Common Stock. Terminals LP hereby grants, contributes, transfers, assigns and conveys to WBE LLC, its successors and assigns, all right, title and interest in and to all of the common stock of WESI equal to [___] shares of such common stock (the "WESI Stock"), and WBE LLC hereby accepts the WESI Stock as an additional contribution to the capital of WBE LLC.

             TO HAVE AND TO HOLD the WESI Stock unto WBE LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.4 Contribution by Terminals LP to WBE LLC of Interest in Wiljet. Terminals LP hereby grants, distributes, transfers, assigns and conveys to WBE LLC, its successors and assigns, for its own use forever, all right, title and interest of Terminals LP in and to Wiljet, being a __________ percent (___%) membership interest (the "Terminals LP Interest in Wiljet"), and WBE LLC hereby accepts the Terminals LP Interest in Wiljet.

             TO HAVE AND TO HOLD the Terminals LP Interest in Wiljet unto WBE LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.5 Contribution by Terminals LP to WBE LLC of Interest in NE LLC. Terminals LP hereby grants, distributes, transfers, assigns and conveys to WBE LLC, its successors and assigns, for its own use forever, all right, title and interest of Terminals LP in and to NE LLC, being a


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__________ percent (___%) membership interest (the "Terminals LP Interest in NE
LLC"), and WBE LLC hereby accepts the Terminals LP Interest in NE LLC.

             TO HAVE AND TO HOLD the Terminals LP Interest in NE LLC unto WBE LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.6 Distributions by Terminals LP to WES and GP LLC of Interest in WBE LLC. Terminals LP hereby grants, distributes, transfers, assigns and conveys to WES and GP LLC, their respective successors and assigns, for their own use forever, all right, title and interest of Terminals LP in and to WBE LLC, being a __________ percent (___%) membership interest (the "WBE LLC Interest of Terminals LP"), in the following percentage interests:

         (i)      To WES, a ninety-nine percent (99%) interest; and

         (ii)     To GP LLC, a one percent (1%) interest;

and WES and GP LLC hereby accept the WBE LLC Interest of Terminals LP in the respective percentage interests set forth above.

             TO HAVE AND TO HOLD the WBE LLC Interest of Terminals LP unto WES and GP LLC in the respective percentage interests set forth immediately above, their successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.7 Distribution by GP LLC of Interest in WBE LLC to WES. GP LLC hereby grants, distributes, transfers, assigns and conveys to WES, its successors and assigns, for its own use forever, all right, title and interest of GP LLC in and to WBE LLC, being a __________ percent (___%) membership interest (the "WBE LLC Interest of GP LLC"), and WES hereby accepts the WBE LLC Interest of GP LLC.

             TO HAVE AND TO HOLD the WBE LLC Interest of GP LLC unto WES, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.8 Contribution of WAPI Common Stock by WNGL to WNGL LLC. WNGL hereby grants, contributes, transfers, assigns and conveys to WNGL LLC, its successors and assigns, all right, title and interest in and to .001% of the common stock of WAPI equal to [ ] shares of such common stock (the "WAPI Stock"), and WNGL LLC hereby accepts the WAPI Stock as an additional contribution to the capital of WNGL LLC.

             TO HAVE AND TO HOLD the WAPI Stock unto WNGL LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.9 Contribution of Interest in WNGL LLC by WNGL to GP LLC. WNGL hereby grants, contributes, transfers, assigns and conveys to GP LLC, its successors and assigns, all right, title and interest in and to WNGL LLC, being a __________ percent (___%) membership interest (the "WNGL LLC Interest of WNGL"), and GP LLC hereby accepts the WNGL LLC Interest of WNGL as a contribution to the capital of WNGL LLC in exchange for a _____ percent (___%) membership interest in GP LLC.


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             TO HAVE AND TO HOLD the WNGL LLC Interest of WNGL unto GP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.10 Contribution of Interest in WAP LP by WNGL to GP LLC. WNGL hereby grants, contributes, transfers, assigns and conveys to GP LLC, its successors and assigns, all right, title and interest in and to __________ percent (_____%) of its limited partner interest in WAP LP (the "Partial WAP LP Interest of WNGL"), and GP LLC hereby accepts the Partial WAP LP Interest of WNGL as a contribution to the capital of GP LLC in exchange for __________ (__%) membership interest in GP LLC, with the resulting aggregate interest of WNGL in GP LLC being equal to (__%).

             TO HAVE AND TO HOLD the Partial WAP LP Interest of WNGL unto GP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.11 Contribution of Interest in Terminals LP by WES to GP LLC. WES hereby grants, contributes, transfers, assigns and conveys to GP LLC, its successors and assigns, all right, title and interest in and to __________ percent (_____%) of its limited partner interest in Terminals LP (the "Partial Terminals LP Interest of WES"), and GP LLC hereby accepts the Partial Terminals LP Interest of WES as an additional contribution to the capital of GP LLC in exchange for a ________ percent (___%) membership interest in GP LLC with the resulting aggregate interest of WES in GP LLC being equal to _______ percent (__%).

             TO HAVE AND TO HOLD the Partial Terminals LP Interest of WES unto GP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.12 Contribution of the Remaining Interest in WAP LP by WNGL to the OLP. WNGL hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, all right, title and interest in and to all of its remaining __________ percent (___%) limited partner interest in WAP LP (the "Remaining WAP LP Interest of WNGL"), and the OLP hereby accepts the Remaining WAP LP Interest of WNGL as a contribution to the capital of the OLP in exchange for a _________ percent (___%) limited partner interest in the OLP.

             TO HAVE AND TO HOLD the Remaining WAP LP Interest of WNGL unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.13 Contribution of the Remaining Interest in Terminals LP by WES to the OLP. WES hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, all right, title and interest in and to all of its remaining __________ percent (___%) limited partner interest in Terminals LP (the "Remaining Terminals LP Interest of WES"), and the OLP hereby accepts the Remaining Terminals LP Interest of WES as a contribution to the capital of the OLP in exchange for a _________ percent (___%) limited partner interest in the OLP.

             TO HAVE AND TO HOLD the Remaining Terminals LP Interest of WES unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.14 Contribution of Interests in WAP LP, Terminals LP and WNGL LLC by GP LLC to the OLP. GP LLC hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, all of its right, title and interest in and to (a) __________ percent (___%)


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interest of its limited partner interest in WAP LP , (b) ___________ percent
(___%) of its limited partner interest in Terminals LP and (c) WNGL LLC (herein collectively called the "GP LLC Aggregate Interests"), and the OLP hereby accepts the GP LLC Aggregate Interests as a contribution to the capital of OLP in exchange for a 1.0101% general partner interest in the OLP, resulting in an aggregate interest of [____________%] in the OLP.

             TO HAVE AND TO HOLD the GP LLC Aggregate Interests unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.15 Contribution of Interest in Terminals LP by the OLP to WNGL LLC. The OLP hereby grants, contributes, transfers, assigns and conveys to WNGL LLC, its successors and assigns, a .001% interest in and to its limited partner interest in Terminals LP, which is converted into a .001% general partner interest in Terminals LP (the "Terminals LP Partial Interest of the OLP"), and WNGL LLC hereby accepts the Terminals LP Partial Interest of the OLP as an additional contribution to the capital of WNGL LLC.

             TO HAVE AND TO HOLD the Terminals LP Partial Interest of the OLP unto WNGL LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.16 Public Cash Contribution. The parties to this Agreement acknowledge a cash contribution of $75,000,000 from the public to the MLP in exchange for 3,600,000 Common Units.

         2.17 Contribution of Remaining Interest in WAP LP and Terminals LP by GP LLC to the MLP. GP LLC hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, (a) all of its _________ percent (___%) limited partner interest in WAP LP and (b) all of its one percent (1%) general partner interest (which is converted to a limited partner interest) in Terminals LP (collectively, the "WAP LP and Terminals LP Interests of GP LLC"), and the MLP hereby accepts the WAP LP and Terminals LP Interests of GP LLC as an additional contribution to the capital of the MLP in exchange for a one percent (1%) general partner interest in the MLP, resulting in an aggregate interest of ___________ (__%) in the MLP.

             TO HAVE AND TO HOLD the WAP LP and Terminals LP Interests of GP LLC unto the MLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.18 Contribution of Remaining Interest in the OLP by WNGL to the MLP. WNGL hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all of its remaining limited partner interest in the OLP, being a ____ percent (____%) limited partner interest


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(the "OLP Interest of WNGL"), and the MLP hereby accepts the OLP Interest of
WNGL as an additional contribution to the capital of the MLP in exchange for 1,931,002 Common Units to WNGL.

             TO HAVE AND TO HOLD the OLP Interest of WNGL unto the MLP its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.19 Contribution of Remaining Interest in the OLP by WES to the MLP. WES hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all of its remaining limited partner interest in the OLP, being a ____ percent (____%) limited partner interest (the "OLP Interest of WES"), and the MLP hereby accepts the OLP Interest of WES as an additional contribution to the capital of the MLP in exchange for 5,681,002 Subordinated Units to WES.

             TO HAVE AND TO HOLD the OLP Interest of WES unto the MLP its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.20 Contribution of Interests in WAP LP and Terminals LP by the MLP to the OLP. The MLP hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, all of its interests in and to (a) its ________ percent (___%) limited partner interest in WAP LP and (b) its ________ percent (___%) limited partner interest in Terminals LP (collectively, the "WAP LP and Terminals LP Interests of the MLP"), and the OLP hereby accepts the WAP LP and Terminals LP Interests of the MLP as an additional contribution to the capital of the OLP.

             TO HAVE AND TO HOLD the WAP LP and Terminals LP Interests of the MLP unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.21 MLP Cash Contribution to the OLP. The OLP acknowledges receipt from the MLP of [$75,000,000] in cash obtained from the public offering described in Section 2.16 above as an additional capital contribution by the MLP to the OLP, and the parties to this Agreement acknowledge that the OLP has used such capital contribution (a) to pay all of the underwriting discounts and offering expenses incurred by the MLP in connection with the public offering of the Common Units and (b) to make an additional capital contribution to Terminals LP as described in Section 2.22.

         2.22 OLP Cash Contribution. Terminals LP acknowledges receipt of an additional capital contribution by the OLP of $_____________ of even date herewith, which is being contributed by Terminals LP to WTH LLC.

         2.23 Terminals LP Cash Contribution. WTH LLC acknowledges receipt of an additional capital contribution by Terminals LP of $_____________ of even date herewith, and the parties to this Agreement acknowledge that such amount is being paid by WTH LLC to Williams to repay $_____________ of the amount of its outstanding indebtedness owed to Williams.

         2.24 Distribution to the OLP by Terminals LP of Interests in WPH LLC and WTH LLC. Terminals LP hereby grants, distributes, transfers, assigns and conveys to the OLP, its successors and assigns, for their own use forever, all right, title and interest of Terminals LP in and to its membership interests in WPH LLC and WTH LLC, being a _________ percent (___%) and _________ percent (___%) interest, respectively, (the "WPH LLC and WTH LLC Interests"), and the OLP hereby accepts the WPH LLC and WTH LLC Interests.

             TO HAVE AND TO HOLD the WPH LLC and WTH LLC Interests unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.25 Contribution of Interests in WPH LLC and WTH LLC by the OLP to WNGL LLC. The OLP hereby grants, contributes, transfers and conveys to WNGL LLC, its successors and assigns, a .001% membership interest in and to each of WPH LLC and WTH LLC (herein collectively called the "OLP Aggregate Interests"), and WNGL LLC hereby accepts the OLP Aggregate Interests as an additional contribution to the capital of WNGL.

             TO HAVE AND TO HOLD the OLP Aggregate Interests unto WNGL LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

         2.26 Specific Conveyances. To further evidence the asset contribution set forth in Section 2.2 above and to more fully and effectively convey record title with respect to the real property included in the Excluded Assets, Terminals LP has executed and delivered to WBE LLC certain Conveyance, Assignment and Bill of Sale instruments (the "Specific Conveyances"). The Specific Conveyances shall evidence and perfect the sale and contribution made by this Agreement and shall not constitute a second conveyance of the Excluded Assets or interests therein and shall be subject to the terms of this Agreement. The Specific Conveyances are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth and are not intended to create, and shall not create, any additional covenants or warranties of or by Terminals LP.

                                   ARTICLE III
                             ADDITIONAL TRANSACTIONS

         3.01 Conversion of WPH LLC to Williams Pipelines Holdings, L.P. The parties to this Agreement acknowledge that WPH LLC has adopted articles of conversion and has converted to Williams Pipelines Holdings, L.P., a Delaware limited partnership, having (a) WNGL LLC as the general partner owning a __________ percent (___%) general partner interest and (b) the OLP as the limited partner owning a __________ percent (___%) limited partner interest.

         3.02 Merger of WTH LLC into Terminals LP. The parties to this Agreement acknowledge that WTH LLC has merged into Terminals LP.

         3.03 Purchase of Additional Common Units. The underwriters of the public offering referred to in Section 2.16 above have been granted a 30-day option (the "Option") to purchase up to [562,500] Common Units. If the Option is exercised in whole or in part, the public, through the underwriters, will contribute additional cash to the MLP in exchange for up to an additional [562,500] Common Units, and the net proceeds thereof will be used to redeem Common Units held by WES as a partial reimbursement for capital expenditures incurred by WES.

                                   ARTICLE IV
                        ASSUMPTION OF CERTAIN LIABILITIES

     4.1 Assumption of Terminals LP Liabilities of Terminals LP by WBE LLC.
In connection with the contribution by Terminals LP of the Terminals LP Real and Personal Assets to WBE LLC, as set forth in Section 2.2 above, WBE LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Terminals LP Assumed Liabilities, to the full extent that Terminals LP has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the Terminals LP Assumed Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Terminals LP Assumed Liabilities shall not (i) increase the obligation of WBE LLC with respect to the Terminals LP Assumed Liabilities beyond that of Terminals LP, (ii) waive any valid defense that was available to Terminals LP with respect to the Terminals LP Assumed Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Terminals LP Assumed Liabilities.

         4.2 Assumption of Liabilities and Obligations of Terminals LP by WBE LLC. In connection with the contribution by Terminals LP of the Terminals LP Interest in Wiljet to WBE

LLC, as set forth in Section 2.4 above, WBE LLC, according to the membership percentage interest in Wiljet hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities of Terminals LP as such member under the Limited Liability Company Agreement of Wiljet, to the full extent that Terminals LP has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of WBE LLC with respect to such obligations and liabilities beyond that of Terminals LP to the extent of such membership interest contributed by Terminals LP.

         4.3 Assumption of Liabilities and Obligations of Terminals LP by WBE LLC. In connection with the contribution by Terminals LP of the Terminals LP Interest in NE LLC to WBE LLC, as set forth in Section 2.5 above, WBE LLC, according to the membership percentage interest in NE LLC hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities of Terminals LP as such member under the Limited Liability Company Agreement of NE LLC, to the full extent that Terminals LP has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of WBE LLC with respect to such obligations and liabilities beyond that of Terminals LP to the extent of such membership interest contributed by Terminals LP.

         4.4 Assumption of Liabilities and Obligations of Terminals LP by WES and GP LLC. In connection with the distribution by Terminals LP of the WBE LLC Interest of Terminals LP to WES and GP LLC, as set forth in Section 2.6 above, WES and GP LLC, according to their respective membership percentage interests in WBE LLC hereby assume and agree to duly and timely pay, perform and discharge all obligations and liabilities of Terminals LP as such member under the Limited Liability Company Agreement of WBE LLC, to the full extent that Terminals LP has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of WES or GP LLC with respect to such obligations and liabilities beyond that of Terminals LP to the extent of such membership interests distributed by Terminals LP.

         4.5 Assumption of Liabilities and Obligations of GP LLC by WES. In connection with the distribution by GP LLC of the WBE LLC Interest of GP LLC to WES, as set forth in Section 2.7 above, WES hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities of GP LLC as such member under the Limited Liability Company Agreement of WBE LLC, to the full extent that GP LLC has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of WES with respect to such obligations and liabilities beyond that of GP LLC to the extent of such membership interests distributed by GP LLC.

         4.6 Assumption of Liabilities and Obligations of WNGL by GP LLC. In connection with the contribution by WNGL of the WNGL LLC Interest of WNGL to GP LLC, as set forth in Section 2.9 above, GP LLC hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities of WNGL as such member under the Limited Liability Company Agreement of WNGL LLC, to the full extent that WNGL has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of GP LLC with respect to such obligations and liabilities beyond that of WNGL to the extent of such membership interest contributed by WNGL.

         4.7 Assumption of Liabilities and Obligations of WNGL by GP LLC. In connection with the contribution by WNGL of the Partial WAP LP Interest of WNGL to GP LLC, as set forth in Section 2.10 above, GP LLC hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities as such a limited partner under the Agreement of Limited Partnership of WAP LP, to the full extent that WNGL has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of GP LLC with respect to such obligations and liabilities beyond that of WNGL to the extent of such limited partner interest contributed by WNGL.

         4.8 Assumption of Liabilities and Obligations of WES by GP LLC. In connection with the contribution by WES of the Partial Terminals LP Interest of WES, as set forth in Section 2.11 above, GP LLC hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities as such a limited partner under the Agreement of Limited Partnership of Terminals LP, to the full extent that WES has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of GP LLC with respect to such obligations and liabilities beyond that of WES to the extent of such limited partner interest contributed by WES.

         4.9 Assumption of Liabilities and Obligations of WNGL by the OLP. In connection with the contribution by WNGL of the Remaining WAP LP Interest of WNGL to the OLP, as set forth in Section 2.12 above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities as such a limited partner under the Agreement of Limited Partnership of WAP LP, to the full extent that WNGL has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of the OLP with respect to such obligations and liabilities beyond that of WNGL to the extent of such limited partner interest contributed by WNGL.

         4.10 Assumption of Liabilities and Obligations of WES by the OLP. In connection with the contribution by WES of the Remaining Terminals LP Interest of WES to the OLP, as set forth in Section 2.13 above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities as such a limited partner under the Agreement of Limited Partnership of Terminals LP, to the full extent that WES has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of the OLP with respect to such obligations and liabilities beyond that of WES to the extent of such partnership interest contributed by WES.

         4.11 Assumption of Liabilities and Obligations of GP LLC by the OLP. In connection with the contributions by GP LLC of the GP LLC Aggregate Interests to the OLP, as set forth in Section 2.14 above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities as
(a) such a limited partner under the Agreement of Limited Partnership of WAP LP,
(b) such a limited partner under the Agreement of Limited Partnership of Terminals LP and (c) a member under the Limited Liability Company Agreement of WNGL LLC, to the full extent that GP LLC has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of the OLP with respect to such obligations and liabilities beyond that of GP LLC to the extent of such partnership interests and membership interests contributed by GP LLC.

         4.12 Assumption of Liabilities and Obligations of the OLP by WNGL LLC. In connection with the contribution by the OLP of the Terminals LP Partial Interest of the OLP to WNGL LLC, as set forth in Section 2.15 above, WNGL LLC hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities as such a limited partner under the Agreement of Limited Partnership of Terminals LP, to the full extent that the OLP has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of WNGL LLC with respect to such obligations and liabilities beyond that of the OLP to the extent of such partnership interest contributed by the OLP.

         4.13 Assumption of Liabilities and Obligations of GP LLC by the MLP. In connection with the contribution by GP LLC of the WAP LP and Terminals LP Interests of GP LLC to the MLP, as set forth in Section 2.17 above, MLP hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities as such a limited partner under the Agreement of Limited Partnership of WAP LP and as a general and a limited partner under the Agreement of Limited Partnership of Terminals LP to the full extent of the partnership interests that GP LLC has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of MLP with respect to such obligations and liabilities beyond that of GP LLC to the extent of such partnership interests contributed by GP LLC.

         4.14 Assumption of Liabilities and Obligations of WNGL by the MLP. In connection with the contribution by WNGL of the OLP Interest of WNGL, as set forth in Section 2.18 above, MLP hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities as such a limited partner under the Agreement of Limited Partnership of the OLP to the full extent that WNGL has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of MLP with respect to such obligations and liabilities beyond that of WNGL to the extent of such partnership interests contributed by WNGL.

         4.15 Assumption of Liabilities and Obligations of WES by the MLP. In connection with the contribution by WES of the OLP Interest of WES to the MLP, as set forth in Section 2.19 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities as such a limited partner under the Agreement of Limited Partnership of the OLP to the full extent that WES has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of the MLP with respect to such obligations and liabilities beyond that of WES to the extent of such partnership interests contributed by WES.

         4.16 Assumption of Liabilities and Obligations of the MLP to the OLP. In connection with the contribution by the MLP of the WAP LP and Terminals LP Interests of the MLP to the OLP, as set forth in Section 2.20 above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities as such a limited partner under the Agreements of Limited Partnership of WAP LP and Terminals LP to the full extent of the partnership interests that the MLP has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of the OLP with respect to such obligations and liabilities beyond that of the MLP to the extent of such partnership interests contributed by the MLP.

         4.17 Assumption of Liabilities and Obligations of Terminals LP by the OLP. In connection with the distributions by Terminals LP of the WPH LLC and WTH LLC Interests to the OLP, as set forth in Section 2.24 above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities of Terminals LP as such member under the Limited Liability Company Agreements of WPH LLC and WTH LLC, to the full extent that Terminals LP has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of the OLP with respect to such obligations and liabilities beyond that of Terminals LP to the extent of such membership interests distributed by Terminals LP.

         4.18 Assumption of Liabilities and Obligations of the OLP by WNGL LLC. In connection with the contribution by the OLP of the OLP Aggregate Interests to WNGL LLC, as set forth in Section 2.25 above, WNGL LLC hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities of the OLP as such a member under the Limited Liability Company Agreements of WPH LLC and WTH LLC, to the full extent that the OLP has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such obligations and liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of WNGL LLC with respect to such obligations and liabilities beyond that of the OLP to the extent of such membership interests contributed by the OLP.

                                    ARTICLE V
                                 INDEMNIFICATION

         5.1 Indemnification With Respect to Excluded Assets. WBE LLC shall indemnify, defend and hold harmless Terminals LP, its partners and their respective members, directors, officers, employees and their respective successors and assigns, from and against any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Terminals LP as of the Effective Time, arising from or relating to
(i) the Excluded Assets or (ii) any failure of Terminals LP to comply with any applicable bulk sales law of any jurisdiction in connection with the transfer of the Excluded Assets to WBE LLC.

         5.2 Indemnification With Respect to Assumption of Liabilities. WBE LLC shall indemnify, defend and hold harmless Terminals LP, its partners and their respective members, directors, officers, employees and their respective successors and assigns from and against any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Terminals LP as of the Effective Time, arising from or relating to the liabilities assumed by WBE LLC with respect to the Excluded Assets.

                                   ARTICLE VI
                                  TITLE MATTERS

         6.1 Encumbrances. The contribution of the Terminals LP Real and Personal Assets made to WBE LLC by Terminals LP under this Agreement are made expressly subject to (a) all recorded and unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claim and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Terminals LP Real and Personal Assets and operations conducted thereon or therewith, in each case to the extent the same are valid and enforceable and affect the Terminals LP Real and Personal Assets, including, without limitation, (a) all matters that a current on the ground survey or visual inspection of the Terminals LP Real and Personal Assets would reflect, (b) the liabilities assumed by WBE LLC with respect to the Terminals LP Real and Personal Assets, and (c) all matters contained in the Specific Conveyances.

         6.2 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.

                (a) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, WBE LLC ACKNOWLEDGES AND AGREES THAT TERMINALS LP HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR

     PRESENT (ALL OF WHICH ARE EXPRESSLY DISCLAIMED BY TERMINALS LP), REGARDING
     (A) THE TITLE, VALUE, NATURE, QUALITY OR CONDITION OF THE TERMINALS LP REAL AND PERSONAL ASSETS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE TERMINALS LP REAL AND PERSONAL ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE TERMINALS LP REAL AND PERSONAL ASSETS, (B) THE INCOME TO BE DERIVED FROM THE TERMINALS LP REAL AND PERSONAL ASSETS, (C) THE SUITABILITY OF THE TERMINALS LP REAL AND PERSONAL ASSETS FOR ANY AND ALL ACTIVITIES AND USES WHICH WBE LLC MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE TERMINALS LP REAL AND PERSONAL ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR
     (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE TERMINALS LP REAL AND PERSONAL ASSETS. WBE LLC ACKNOWLEDGES AND AGREES THAT WBE LLC HAS THE OPPORTUNITY TO INSPECT THE TERMINALS LP REAL AND PERSONAL ASSETS AND WBE LLC IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE TERMINALS LP REAL AND PERSONAL ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY TERMINALS LP. TERMINALS LP IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE TERMINALS LP REAL AND PERSONAL ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. WBE LLC ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE TERMINALS LP REAL AND PERSONAL ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN "AS IS", "WHERE IS" CONDITION WITH ALL FAULTS, AND THE TERMINALS LP REAL AND PERSONAL ASSETS ARE CONTRIBUTED AND CONVEYED BY TERMINALS LP AND ACCEPTED BY WBE LLC SUBJECT TO THE FOREGOING. THIS PARAGRAPH SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS
     SECTION 6.2 HAVE BEEN NEGOTIATED BY TERMINALS LP AND WBE LLC AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF TERMINALS LP, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE TERMINALS LP REAL AND PERSONAL ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

                (b) The contribution of the Terminals LP Real and Personal Assets made under this Agreement is made with full rights of substitution and subrogation of WBE LLC, and all persons claiming by, through and under WBE LLC, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of Terminals LP, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Terminals LP Real and Personal Assets.

                (c) Terminals LP and WBE LLC agree that the disclaimers contained in this Section 6.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

                (d) Each of the parties hereto hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

                                   ARTICLE VII
                               FURTHER ASSURANCES

         7.1 Further Assurances. From time to time after the date hereof, and without any further consideration, Terminals LP and WBE LLC, shall execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure WBE LLC, its successors and assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges by this Agreement granted to WBE LLC with respect to the Excluded Assets or which are intended so to be and (ii) more fully and effectively to vest in WBE LLC and its successors and assigns beneficial and record title to the interests hereby contributed and assigned to WBE LLC or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

         7.2 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

                                  ARTICLE VIII
                                POWER OF ATTORNEY

         Terminals LP hereby constitutes and appoints WBE LLC, its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Terminals LP, its successors and assigns, and for the benefit of WBE LLC, its successors and assigns, to demand and receive from time to time the Excluded Assets and to execute in the name of Terminals LP and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of WBE LLC or Terminals LP for the benefit of WBE LLC, as may be appropriate, any and all proceedings at law, in equity or otherwise which WBE LLC, its successors and assigns may deem proper in order to collect, assert or enforce any claims, rights or titles of any kind in and to the Excluded Assets, and to defend and compromise any and all actions, suits or proceedings in respect of any of the Excluded Assets and to do any and all such acts and things in furtherance of this Agreement as WBE LLC or its successors or assigns shall deem advisable. Terminals LP hereby declare that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Terminals LP, its successors or assigns or by operation of law.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 Order of Completion of Transactions; Effective Time.

                (a) The transactions provided for in Articles I, II, III and IV of this Agreement shall be completed on the date of this Agreement in the following order:

                First, the transactions provided for in Article II shall be completed;

                Second, the transactions provided for in Article IV shall be completed; and

                Third, the transactions provided for in Article III shall be completed.

                (b) The contribution of the Excluded Assets to WBE LLC shall be effective for all purposes as of the Effective Time.

         9.2 Consents; Restriction on Assignment. If there are prohibitions against or conditions to the contribution and conveyance of one or more portions of the Excluded Assets without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate WBE LLC's rights with respect to such portion of the Excluded Assets (herein called a "Restriction"), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of the Excluded Assets (herein called the "Restriction-Asset") pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction-Asset subject thereto shall become effective automatically as of the Effective Time, without further action on the part of WBE LLC or either of the Terminals LP. Terminals LP and WBE LLC agree to use their reasonable best efforts to obtain satisfaction of any Restriction on a timely basis. The description of any portion of the Excluded Assets as a "Restriction-Asset" shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of the Excluded Assets. In the event that any Restriction-Asset exists, Terminals LP agrees to hold such Restriction-Asset in trust for the exclusive benefit of WBE LLC and to otherwise use its reasonable best efforts to provide WBE LLC with the benefits thereof, and Terminals LP will enter into other agreements, or take such other action as it may deem necessary, in order to help ensure that WBE LLC has the assets and concomitant rights necessary to enable it to operate the Excluded Assets contributed to WBE LLC in all material respects as they were operated prior to the Effective Time.

         9.3 Costs. WBE LLC shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, WBE LLC shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to Section 9.2.

         9.4 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles, Sections and Exhibits of this Agreement, respectively, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

         9.5 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

         9.6 No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

         9.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         9.8 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oklahoma applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the Excluded Assets are located, shall apply.

         9.9 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

         9.10 Deed; Bill of Sale; Assignment. To the extent required by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the Excluded Assets.

         9.11 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

         9.12 Integration. This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.




                                       WILLIAMS ENERGY PARTNERS L.P., a Delaware limited partnership

                                       By:
                                          -------------------------------------
                                          a Delaware
                                                    ---------------------------,
                                          as general partner


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                                            "MLP"


                                       WILLIAMS OLP, L.P., a Delaware limited
                                       partnership

                                       By:
                                          -------------------------------------
                                          a Delaware
                                                    ---------------------------,
                                          as general partner


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                                            "OLP"


                                       WILLIAMS GP LLC, a Delaware limited
                                       liability company

                                       By:
                                          -------------------------------------
                                          a Delaware
                                                    ---------------------------,
                                          its sole member


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                                            "GP LLC"




                                     [S-P]

                                       WILLIAMS ENERGY SERVICES, LLC, a Delaware limited liability company

                                       By:
                                          -------------------------------------
                                          a Delaware
                                                    ---------------------------,
                                          as general partner


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                                            "WES"



                                       WILLIAMS NATURAL GAS LIQUIDS, INC., a
                                       Delaware corporation

                                       By:
                                          -------------------------------------
                                          a Delaware
                                                    ---------------------------,
                                          as general partner


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                                      "WNGL"


                                       WILLIAMS NGL, LLC, a Delaware limited
                                       liability company

                                       By:
                                          -------------------------------------
                                          a Delaware
                                                    ---------------------------,
                                          its sole member


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                                     "WNGL LLC"

                                       WILLIAMS TERMINALS HOLDINGS, L.P., a
                                       Delaware limited partnership


                                       By:
                                          -------------------------------------
                                          a Delaware
                                                    ---------------------------,
                                          as general partner


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                                    "Terminals LP"

                                       WILLIAMS TERMINALS HOLDINGS, L.L.C., a
                                       Delaware limited liability company

                                       By:
                                          -------------------------------------
                                          a Delaware
                                                    ---------------------------,
                                          its sole member


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                                        "WTH LLC"


                                       WILLIAMS AMMONIA PIPELINE, L.P., a
                                       Delaware limited partnership


                                       By:
                                          -------------------------------------
                                          a Delaware
                                                    ---------------------------,
                                          as general partner


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                                      "WAP LP"



                                       WILLIAMS BIO-ENERGY, LLC, a Delaware
                                       limited liability company

                                       By:
                                          -------------------------------------
                                          a Delaware
                                                    ---------------------------,
                                          its sole member


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                                        "WBE LLC"

                                    EXHIBIT A
              TO CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

Recording Requested by and When Recorded Return to: Vinson & Elkins L.L.P., 3500 First City Tower, Houston, Texas 77002, Attn: J. Brian Sokolik

                     CONVEYANCE, ASSIGNMENT AND BILL OF SALE

         This Conveyance, Assignment and Bill of Sale (this "Conveyance"), effective as of ____________, 2001 (the "Effective Date"), is from WILLIAMS TERMINALS HOLDINGS L.P., a Delaware limited partnership (successor by conversion under Section 266 of the Delaware General Corporation Law to Williams Energy Ventures, Inc.) (herein called "Grantor"), and in favor of WILLIAMS BIO-ENERGY, LLC, a Delaware limited liability company, whose mailing address is One Williams Center, Mail Drop 35-1, Tulsa, Oklahoma 74172 (herein calls "Grantee").


                                    ARTICLE I
                          GRANTING AND HABENDUM CLAUSES

         1.1      Granting and Habendum Clauses.

         For good and valuable consideration, the receipt and sufficiency of which Grantee hereby acknowledges, Grantor hereby contributes, conveys, assigns, transfers, delivers, and sets over unto Grantee, its successors and assigns, all right, title, interests and estate of Grantor in and to the following described property, to-wit:

         (A) FEE LANDS. THE TRACTS OF LAND USED IN CONNECTION WITH THE OPERATION OF THE UNITED TERMINAL FACILITY LOCATED AT THE PHOENIX, ARIZONA AIRPORT AND THE TERMINAL FACILITY LOCATED IN AURORA, OHIO (THE "FACILITIES"), INCLUDING, WITHOUT LIMITATION, THE TRACTS OR PARCELS OF LAND DESCRIBED ON EXHIBIT A ATTACHED HERETO, TOGETHER WITH ALL PIPELINES, BUILDINGS, STRUCTURES, IMPROVEMENTS, EQUIPMENT, APPURTENANCES AND FIXTURES OF EVERY KIND OR NATURE LOCATED ON SAID PARCELS OF LAND, INCLUDING, WITHOUT LIMITATION, ALL STORAGE TANKS, FITTINGS, VALVES, CONNECTIONS, CATHODIC OR ELECTRIC PROTECTION UNITS, BYPASSES, REGULATORS, METERS, PUMPS, ENGINES, PIPES, GATES, TELEPHONE AND TELEGRAPH LINES, ELECTRIC POWER LINES, POLES, WIRES, CASINGS, RADIO TOWERS AND FIXTURES, TERMINALS, DOCKS, PIERS AND TRUCK RACKS LOCATED ON SAID LANDS (COLLECTIVELY, THE "FEE LANDS" AND SINGULARLY, THE "FEE LAND");

         (B) EASEMENTS. THE EASEMENTS, RIGHTS OF WAY, SERVITUDES, LEASES, SURFACE RIGHTS, INTERESTS IN LAND, PERMITS, LICENSES AND GRANTS, AND ALL AMENDMENTS TO EACH THEREOF USED IN CONNECTION WITH THE OPERATION OF THE FACILITIES, INCLUDING, WITHOUT LIMITATION, THOSE DESCRIBED ON EXHIBIT A HERETO, TOGETHER WITH ALL PRESCRIPTIVE RIGHTS AND ALL FRANCHISES, PRIVILEGES, PERMITS, GRANTS, LEASES, AND CONSENTS IN FAVOR OF GRANTOR, OR GRANTOR'S PREDECESSORS IN TITLE, IN, ON, OVER AND UNDER LANDS, ROADS, HIGHWAYS, RAILROADS, RIVERS, CANALS DITCHES, BRIDGES, PARKS, PUBLIC

                                   Exhibit A
              to Contribution, Conveyance and Assumption Agreement
                                     [S-P]

GROUNDS OR STRUCTURES, OR ELSEWHERE, AND ALL RIGHTS INCIDENT THERETO, RIGHTS UNDER CONDEMNATION JUDGMENTS, JUDGMENTS ON DECLARATION OF TAKING, AND PERMITS AND GRANTS FOR THE INSTALLATION, MAINTENANCE, REPAIR, REMOVAL AND OPERATION OF THE PIPELINES (AS HEREINAFTER DEFINED);

         (C) PIPELINES. THE PRESENTLY EXISTING PIPELINES LOCATED IN, ON, OVER, UNDER OR ADJACENT TO THE PROPERTY DESCRIBED IN (A) AND (B) ABOVE, TOGETHER WITH ALL BUILDINGS, STRUCTURES, IMPROVEMENTS, FACILITIES, EQUIPMENT AND APPURTENANCES OF EVERY KIND OR NATURE THAT ARE A PART OF, AFFIXED TO OR USED IN CONNECTION THEREWITH; AND

         (D) OTHER INTERESTS. WITH RESPECT TO THE PROPERTY DESCRIBED IN SECTIONS 1.1(A) THROUGH (C), ALL AND SINGULAR TENEMENTS, HEREDITAMENTS AND APPURTENANCES BELONGING OR IN ANY WISE APPERTAINING TO SUCH PROPERTY, OR ANY PART THEREOF, INCLUDING, WITHOUT LIMITATION, ALL REVERSIONARY INTERESTS AND REVERSIONS, REMAINDERS, AFTER-ACQUIRED TITLE, AND ALL THE RIGHT, TITLE, INTEREST, ESTATE AND CLAIM WHATSOEVER, AT LAW AS WELL AS IN EQUITY, OF GRANTOR IN AND TO THE ABOVE DESCRIBED PROPERTY FROM AND AFTER THE EFFECTIVE DATE.

         The property described in (a) through (d) of this Section 1.1 shall be referred to herein collectively as the "Subject Property".

         TO HAVE AND TO HOLD the Subject Property, subject to the terms and conditions hereof, unto Grantee, its successors and assigns, forever.


                                   ARTICLE II
                      ENCUMBRANCES AND WARRANTY DISCLAIMERS

         2.1 Permitted Encumbrances.

         This Conveyance is made and accepted expressly subject to (a) the terms and conditions set forth in such conveyances, assignments, bills of sale and other instruments as are described in Exhibit A and to all liens, charges, encumbrances, contracts, agreements, instruments, obligations, defects, restrictions, security interests, options or preferential rights to purchase, adverse claims, reservations, exceptions, easements, rights-of-way, conditions, leases, other matters affecting the Subject Property or to which it is subject; and (b) to all matters that a current on the ground survey or visual inspection would reflect.

         2.2 Contributions Agreement.

         This Conveyance is expressly made subject to the terms and conditions of that certain Contribution, Conveyance and Assumption Agreement dated as of ____________, 2001, among Grantor, Grantee and the other parties thereto (the "Contribution Agreement"). All capitalized terms used herein shall have the meanings given to such terms in the Contribution Agreement, unless otherwise defined herein. Nothing contained in this Conveyance shall in any way affect the provisions set forth in the Contribution Agreement nor shall this Conveyance expand or contract any rights or remedies under the Contribution Agreement, including without limitation any rights to indemnification specified therein. This Conveyance is intended only to effect the transfer of the


                                   Exhibit A
              to Contribution, Conveyance and Assumption Agreement
                                       -2-

Subject Property to Grantee as provided for in the Contribution Agreement and shall be governed entirely in accordance with the terms and conditions of the Contribution Agreement. In the event of a conflict between the terms of this Conveyance and the terms of the Contribution Agreement, the terms of the Contribution Agreement shall prevail.

         2.3 Disclaimer of Warranties; Subrogation.

         Except as expressly provided herein or in the Contribution Agreement, this Conveyance is made, and is accepted by Grantee, without warranty of title, express, implied or statutory, and without recourse, but with full substitution and subrogation of Grantee, and all persons claiming by, through, and under Grantee, to the extent assignable, in and to all covenants and warranties by the predecessors in title of Grantor and with full subrogation of all rights accruing under applicable statutes of limitation or prescription and all rights of action of warranty against all former owners of the Subject Property. Except as expressly provided herein or in the Contribution Agreement, any covenants implied by statute or by the use of the words "convey", "sell", "assign", "transfer", "deliver", or "set over" or any of them or any other words used in this Conveyance, are hereby expressly disclaimed, waived and negated.


                                   ARTICLE III
                                  MISCELLANEOUS

         3.1 Further Assurances.

         Grantor and Grantee agree to take all such further actions and to execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Conveyance. So long as authorized by applicable law so to do, Grantor agrees to execute, acknowledge and deliver to Grantee all such other additional instruments, notices, affidavits, deeds, conveyances, assignments and other documents and to do all such other and further acts and things as may be necessary or useful to more fully and effectively grant, bargain, assign, convey, transfer and deliver to Grantee the Subject Property conveyed hereby or intended so to be conveyed.

         3.2 Successors and Assigns; No Third Party Beneficiary.

         This Conveyance shall be binding upon, and shall and inure to the benefit of, Grantor and Grantee and their successors and assigns. The provisions of this Conveyance are not intended to and do not create rights in any other person or entity or confer upon any other person or entity any benefits, rights or remedies and no person or entity is or is intended to be a third party beneficiary of any of the provisions of this Conveyance.

         3.3 Governing Law.

         This Conveyance and the legal relations between the parties shall be governed by, and construed in accordance with, the laws of the State of Oklahoma, excluding any conflict of law rule which would refer any issue to the laws of another jurisdiction, except when it is mandatory that the law of the jurisdiction wherein the Subject Property is located shall apply.


                                   Exhibit A
              to Contribution, Conveyance and Assumption Agreement
                                       -3-

         3.5 Exhibits.

         Reference is made to Exhibit A which is attached hereto and made a part hereof for all purposes. Reference in Exhibit A to an instrument on file in the public records is made for all purposes, but shall not imply that such instrument is valid, binding or enforceable or affects any Subject Property nor creates any right, title, interest or claim in favor of any party other than Grantor and Grantee, respectively.

         3.6 Headings; References; Defined Terms.

         All Section headings in this Conveyance are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Conveyance, shall refer to this Conveyance as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Conveyance.

         3.7 Counterparts.

         This Conveyance may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         3.8 Severability.

         If any of the provisions of this Conveyance are held by any court of competent jurisdiction to contravene, or to be valid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire agreement. Instead, this Conveyance shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Conveyance at the time of execution of this Conveyance.


                                   Exhibit A
              to Contribution, Conveyance and Assumption Agreement
                                       -4-

         IN WITNESS WHEREOF, this Conveyance has been duly executed by the parties hereto on the dates of the acknowledgments set forth below, to be effective, however, as of the Effective Date.

                                       GRANTOR:

                                       WILLIAMS TERMINALS HOLDINGS L.P., a
                                       Delaware limited partnership

                                       By:
                                          -------------------------------------,
                                          a Delaware limited liability company,
                                          as general partner


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                       WILLIAMS BIO-ENERGY, LLC, a Delaware
                                       limited liability company

                                       By:
                                          -------------------------------------,
                                          a Delaware limited liability company,
                                          its sole member


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:




                                   Exhibit A
              to Contribution, Conveyance and Assumption Agreement
                                       -5-

Attachment: Exhibit A: Fee Lands, Easements, Leases, Rights-of-Way, Permits,
            Licenses, Etc.

STATE OF OKLAHOMA          )
                           ) SS.
COUNTY OF TULSA            )


         This instrument was acknowledged before me on the ____ day of ______________, 2001, by________________, __________________of
_____________________, a Delaware limited liability company and General Partner of WILLIAMS TERMINALS HOLDING, L.P., a Delaware limited partnership, on behalf of and in its capacity as General Partner of WILLIAMS TERMINALS HOLDING, L.P.


_______________                        _______________________________

                                       NOTARY PUBLIC


My Commission Expires:

____________________________


STATE OF OKLAHOMA          )
                           ) SS.
COUNTY OF TULSA            )


         This instrument was acknowledged before me on the ____ day of ______________, 2001, by________________, __________________of
_____________________, a Delaware limited liability company and Sole
Member of WILLIAMS BIO-ENERGY LLC, a Delaware limited liability company, on behalf of and in its capacity as Managing Member of WILLIAMS BIO-ENERGY LLC.


_______________                        _______________________________

                                       NOTARY PUBLIC



My Commission Expires:

____________________________





                                   Exhibit A
              to Contribution, Conveyance and Assumption Agreement
                                       -6-